INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-63608 of the International Game Technology Profit Sharing Plan on
Form S-8 of our report dated May 26, 1999, appearing in this Annual Report on Form 11-k of the International Game Technology Profit Sharing Plan for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP

Reno, Nevada
June 28, 1999